Supplement dated November 28, 2018 to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Franklin Small Cap Value VIP Fund - Class 2 (a series of Franklin Templeton Variable Insurance Products Trust) - Investment
Adviser Change:

Effective November 1, 2018, the Investment Adviser of the Franklin Small Cap Value VIP Fund – Class 2 was changed from Franklin Advisory Services, LLC to Franklin Mutual Advisers, LLC. In the section of the Prospectus captioned “Investment Alternatives: The Variable Sub-Accounts”, the Investment Advisor column is revised as follows:

Portfolio:	Investment Objective:	Investment Adviser:
FTVIP Franklin Small Cap Value VIP Fund – Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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